UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 21, 2023

T STAMP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41252	81-3777260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3017 Bolling Way NE, Floors 1 and 2, Atlanta, Georgia 30305

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (404) 806-9906

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	IDAI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Warrant Exercise Agreement

On December 20, 2023, T Stamp Inc., a Delaware corporation (the “Company”), entered into a warrant exercise agreement (the “WEA”) with a certain existing institutional investor, pursuant to which the institutional investor agreed to exercise (the “Exercise”) (i) a portion (106,670) of the warrants issued to the institutional investor on June 5, 2023, which are exercisable for 1,279,700 shares of the Company’s Class A Common Stock, par value $0.01 per share (“Class A Common Stock”) with a current exercise price of $2.30 per share (the “June 2023 Warrants”), (ii) all of the warrants issued to the institutional investor on September 14, 2022, as amended on June 5, 2023, which are exercisable for 120,000 shares of Class A Common Stock, with a current exercise price of $2.30 per share (the “September 2022 Warrants”), and (iii) all of the warrants issued to the institutional investor on April 18, 2023, which are exercisable for 1,573,330 shares of Class A Common Stock, with a current exercise price of $3.30 per share (the “April 2023 Warrants” and collectively with all of the June 2023 Warrants and the September 2022 Warrants, the “Existing Warrants”). In consideration for the immediate exercise of 1,800,000 of the Existing Warrants for cash, the Company agreed to reduce the exercise price of all of the Existing Warrants, including any unexercised portion thereof, to $1.34 per share, which is equal to the most recent closing price of the Company’s Class A Common Stock on The Nasdaq Stock Market prior to the execution of the WEA. In addition, in consideration for such Exercise, the institutional investor received new unregistered warrants to purchase up to an aggregate of 3,600,000 shares of Class A Common Stock, equal to 200% of the shares of Class A Common Stock issued in connection with the Exercise, with an exercise price of $1.34 per share (the “New Warrants”) in a private placement pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”).

The New Warrants will have substantially the same terms as the June 2023 Warrants, except that the New Warrants will not become exercisable until such time as the Company has received stockholder approval with respect to the issuance of shares of Class A Common Stock underlying the New Warrants and will remain exercisable for five (5) years from the stockholder approval. The Company agreed to hold a stockholder meeting for this purpose no later than the 90th calendar date following the entry into the WEA (or March 20, 2024). The Company agreed to file a resale registration statement on Form S-3 within 30 days of December 21, 2023 with respect to the New Warrants and the shares of Class A Common Stock issuable upon exercise of the New Warrants. The Existing Warrants and the New Warrants each include a beneficial ownership limitation that prevents the institutional investor from owning more than 9.99%, with respect to the Existing Warrants, and 4.99%, with respect to the New Warrants, of the Company’s outstanding Class A Common Stock at any time.

Additionally, pursuant to the WEA, from December 21, 2023 until the 100th day thereafter, the Company is prohibited from effecting or entering into an agreement to effect any issuance by the Company of any common stock of the Company or any common stock equivalents (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of the Company’s common stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of the Company’s common stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Company’s common stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit or an “at-the-market offering”, whereby the Company may issue securities at a future determined price, regardless of whether shares pursuant to such agreement have actually been issued and regardless of whether such agreement is subsequently canceled. The institutional investor will be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

The gross proceeds to the Company from the Exercise was approximately $2.4 million, prior to deducting warrant inducement agent fees and estimated offering expenses. The Company intends to use the remainder of the net proceeds for business growth, working capital and general corporate purposes.

Maxim Group LLC (“Maxim”) acted as the exclusive warrant inducement agent and financial advisor to the Company for the Exercise. The Company agreed to pay Maxim an aggregate cash fee equal to 7.0% of the gross proceeds received by the Company from the Exercise.

The resale of the shares of Class A Common Stock underlying the Existing Warrants have been registered pursuant to a registration statement on Form S-1 (File No. 333-274160) with respect to the June 2023 Warrants, pursuant to a registration statement on Form S-1 (File No. 333-272343) with respect to the April 2023 Warrants, and pursuant to a registration statement on Form S-1 (333-267668), with respect to the September 2022 Warrants (collectively, the “Registration Statements”). The Registration Statements are currently effective for the resale of the shares of Class A Common Stock issuable upon the exercise of the Existing Warrants.

The foregoing descriptions of the warrant exercise agreement and the New Warrants are not complete and are qualified in their entirety by reference to the full text of the form of WEA and the form of the New Warrant, copies of which are attached hereto as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02.	Unregistered Sale of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K (this “Form 8-K”) with respect to the issuance of New Warrants is incorporated herein by reference. The New Warrants described in Item 1.01 above were offered in a private placement pursuant to an applicable exemption from the registration requirements of the Securities Act and, along with the shares of Class A Common Stock issuable upon the exercise thereof, have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from such registration requirements. The New Warrants were offered only to accredited investors.

This Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, which can be identified by terminology such as “may,” “will,” “expects,” “anticipates,” “aims,” “potential,” “future,” “intends,” “plans,” “believes,” “estimates,” “continue,” “likely to” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management, including, without limitation, the intended use of proceeds upon consummation of the Offering. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control, including, among other things, the Company’s ability to maintain its listing of Class A Common Stock on the Nasdaq Capital Market, and those risks that may be included in the periodic reports and other filings that the Company files from time to time with the SEC, which may cause the Company’s actual results, performance and achievements to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of New Warrant
10.1	Form of Warrant Exercise Agreement, dated December 21, 2023 by and between T Stamp Inc. and the Institutional Investor
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T STAMP INC.

By:	/s/ Gareth Genner
Name:	Gareth Genner
Title:	Chief Executive Officer

Dated: December 21, 2023